UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2009

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 3, 2009, Terex Corporation (“Terex” or the “Company”) issued a press release announcing that it is updating its 2008 earnings guidance. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

Terex also announced in its press release that it will be releasing its fourth quarter and year-end 2008 financial results on Wednesday, February 11, 2009, after the close of the market. Further, Terex will host a conference call on Thursday, February 12, 2009 at 8:30 a.m., Eastern Standard Time, to review the Company’s fourth quarter and year-end 2008 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Terex issued on February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2009

TEREX CORPORATION

By: /s/ Jonathan D. Carter
Jonathan D. Carter
Vice President, Controller and Chief Accounting Officer